EATON VANCE FLOATING-RATE MUNICIPAL INCOME FUND
Supplement to Prospectus dated August 1, 2015

1.

The following changes are effective September 30, 2015:

a.

The following replaces the table under “Class A Front-End Sales Charge.” in “Sales Charges”:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 or more	0.00	0.00	0.00

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

b.

The “Contingent Deferred Sales Charge.” and “CDSC Waivers.” paragraphs in “Sales Charges” are hereby deleted.

c.

The following replaces “Distribution and Service Fees.” in “Sales Charges”:

Distribution and Service Fees. Class A shares have in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class A shares pay distribution and service fees equal to 0.15% of average daily net assets annually. Except as noted below, after the sale of Class A shares, the principal underwriter receives the distribution and service fees for one year and thereafter financial intermediaries generally receive 0.15% annually of average daily net assets based on the value of Class A shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. For Class A shares sold in amounts of $250,000 or more, immediately after sale, the principal underwriter generally pays distribution and service fees of 0.15% of average daily net assets annually to financial intermediaries based on the then current value of shares sold by such intermediaries. Although there is no present intention to do so, Class A could pay distribution and service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

d.

The following replaces “Withdrawal Plan.” in “Shareholder Account Features”:

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.

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